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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant To Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 1997
                                                  ----------------



                       PHILADELPHIA SUBURBAN CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


 Pennsylvania                     1-6659                      23-1702594
---------------                ------------                --------------
(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)                Identification
 incorporation)                                                 Number)


          762 Lancaster Avenue, Bryn Mawr, Pennsylvania         19010
          ---------------------------------------------       ----------
           (Address of principal executive offices)           (Zip Code)


                                (610) 527-8000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)



                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)




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Item 5.  Other Events.
         ------------
         The disclosure contained in the Press Release attached hereto as Exhibit I is incorporated by reference herein.




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                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PHILADELPHIA SUBURBAN CORPORATION




Date: December 2, 1997                           /s/ Roy H. Stahl
                                            ---------------------------------
                                            Name:   Roy H. Stahl
                                            Title:  Senior Vice President and
                                                    General Counsel





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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                         Page
-------                                                         ----

    1    Press release dated December 2, 1997                  5 - 6





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